                                                                   EXHIBIT 10.4
                            STOCKHOLDERS AGREEMENT
                            ----------------------

     This Stockholders Agreement ("Agreement") is made and entered into as of January 8, 1997, by and among Video City, Inc., a Delaware corporation (formerly Prism Entertainment Corporation) (the "Company"), Robert Y. Lee ("Lee"), an individual and a resident of California, on behalf of himself and as Trustee of the Robert Y. Lee Revocable Living Trust UDT 1/9/91 (the "Trust"), Barry Collier ("Collier"), an individual and a resident of California, and Ingram Entertainment Inc., a Tennessee corporation ("Ingram") (such parties other than the Company being collectively referred to herein as the "Stockholders," as further defined in Article I) with respect to the following facts:

                                   RECITALS
                                   --------

     A. VCI and the Company have entered into that certain Agreement and Plan of Reorganization and Merger dated as of October 25, 1996, as amended by that certain Agreement and Plan of Reorganization and Merger, dated December 20, 1996, and that certain Second Amended Agreement and Plan of Reorganization and Merger, dated December 24, 1996, with respect to the merger (the "Merger") of VCI into the Company.

     B. As a result of the Merger, each of the Stockholders will own the following number of issued and outstanding "Shares" (as further defined in Article I) of Common Stock of the Company:

     Stockholder              Number of Shares
     -----------              ----------------

     Collier                         818,050
     Lee and the Trust             2,719,024
     Ingram                        1,500,000

    C. In order to provide for the stability of the Company and to promote the continuity of its management and policies, the Company and the Stockholders desire to, among other things, restrict the manner and means by which the Shares may be sold, assigned or otherwise transferred.

     NOW, THEREFORE, in consideration of the mutual benefits to be derived herefrom and of the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Affiliate.  An "Affiliate" of a Person shall mean (i) a Person directly or
     ---------
indirectly Controlling, Controlled by or under common Control with such Person;
(ii) a Person owning or Controlling 10% or more of the outstanding voting securities of such Person; or (iii) an officer, director, or partner, or member of the immediate family of an officer, director, or partner, of such Person. When the Affiliate is an officer, director, or partner or member of the immediate family of an officer, director, or partner, of such Person, any other Person for which the Affiliate acts in that capacity shall also be considered an Affiliate.

     Agreement.  The "Agreement" shall mean this Stockholders Agreement, as it
     ---------
may be amended from time to time hereafter.

     Bona Fide Offer.  A "Bona Fide Offer" shall mean an offer in writing to a
     ---------------
Stockholder, offering to purchase all or any part of the Shares owned by such Stockholder or any interest of the Stockholder therein, and setting forth all the relevant terms and conditions of the proposed purchase, from an offeror who is ready, willing and able to consummate the purchase and who is neither the Company nor an Affiliate of such Stockholder; provided, however, that a Bona Fide Offer shall not include (a) the sale of Shares sold in a brokers' transaction ("Brokers' Transaction") as such term is contemplated by Section 4(4) of the Securities Act of 1933, as amended, or to an underwriter pursuant to an effective registration statement (an "Underwriter Transaction"); (b) the surrender for cancellation of up to 250,000 shares as referred to in Section 8.2(g) of the Merger Agreement (a "Section 8.2(g) Surrender"); and (c) up to 410,444 shares to be delivered to Ingram by Lee pursuant to the exercise of warrants in favor of Ingram (an "Ingram Warrant Exercise").

     Common Stock.  "Common Stock" shall mean the common stock of the Company.
     ------------

     Control.  "Control" of a Person shall mean the possession, direct or
     -------
indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     Person.  A "Person" shall mean any entity, corporation, company,
     ------
association, joint venture, joint stock company, partnership, trust, organization, individual (including personal representatives, executors and heirs of a deceased individual), nation, state, government (including agencies, departments, bureaus, boards, divisions and instrumentalities thereof), trustee, receiver or liquidator.

     Stockholder.  A "Stockholder" shall mean each of the persons specified in
     -----------
the first paragraph of this Agreement and each other Person who succeeds to the interest of such named Person in and to any Shares in a manner permitted by the provisions of this Agreement.

     Shares.  The "Shares" shall mean the shares of the Common Stock specified
     ------
in Recital B above (exclusive of 208,050 shares owed by Collier or an affiliate of Collier based on his pre-Merger interest in Prism Entertainment Corporation (the "Old Collier Shares")), together with any other shares of the capital stock of the Company hereafter acquired by any Stockholder and any other shares or securities thereafter issued in respect of such shares in any reorganization, recapitalization, reclassification, stock dividend, readjustment or other change in a capital structure of the Company.

     Transfer.  A "Transfer" of Shares or any interest of a Stockholder therein
     --------
shall mean any sale (other than pursuant to a Brokers' Transaction, and Underwriter Transaction, a Section 8.2(g) Surrender, or an Ingram Warrant Exercise), assignment, transfer, disposition, pledge, hypothecation or encumbrance, whether direct or indirect, voluntary, involuntary or by operation of law, and whether or not for value, of such Shares or such interest of a Stockholder therein; except, the term Transfer shall not include (a) any pledge of Common Stock made by a Stockholder pursuant to a bona fide loan transaction
                                                    ---- ----
which creates a mere security interest, (b) any transfer of Common Stock to the Company pursuant to a written agreement between the Company and a Stockholder providing for the right of the Company to repurchase shares of its Common Stock,
(c) any transfer to a Stockholder's ancestors or descendants or spouse or to a trustee for their benefit, (d) any bona fide gift of Common Stock or (e) any
                                   ---- ----
transfer by Ingram to an Ingram Affiliate; provided, that (i) the transferring
                                           --------
Stockholder shall inform the other Stockholders of such pledge, transfer or gift prior to effecting it and (ii) the pledgee, transferee or donee shall furnish the other Stockholders and the Company with a written agreement to be bound by and comply with all provisions of this Agreement applicable to the transferring Stockholder. In each of the foregoing cases (a) through (e), such Transferred Shares shall remain Shares subject to this Agreement and the permitted transferees shall be treated as "Stockholders" for purposes of this Agreement.

                                  ARTICLE II

                       Restriction on Transfer of Shares
                       ---------------------------------

No Shares and no interest of a Stockholder in any Shares may be Transferred except in accordance with the terms of this Agreement. Any such attempted Transfer in violation of this Agreement shall be null and void ab initio, and
                                                               -- ------
neither the Company nor any transfer agent of the Company shall give effect to any such attempted Transfer in its stock records or for any other purpose whatsoever.

                                  ARTICLE III

                   Right of First Refusal of Lee and Collier
                   -----------------------------------------

     3.1  Option to Purchase Shares.  In the event Ingram proposes to Transfer
          -------------------------
all or any part of its Shares or any interest therein ("Offered Shares"), the following provisions shall apply:

          3.1.1  Stockholder Sale Notice.  In the event that Ingram negotiates a
                 -----------------------
Bona Fide Offer, Ingram shall give to the other Stockholders a written notice (the "Stockholder Sale Notice") setting forth as to each Person to whom the sale is proposed to be made: (a) the name and address of that Person and, if that Person is a corporation or other entity, the owners of 10% or more thereof; (b) the number of Offered Shares proposed to be sold to that Person; (c) the manner in which the sale is proposed to be made; and (d) the price at which and the material terms upon which the sale is proposed to be made.

          3.1.2  Purchase Option - Other Stockholders.  If the conditions
                 ------------------------------------
prescribed in Section 3.1.1 hereof have been met in connection with the proposed sale of the Offered Shares by Ingram, the remaining Stockholders, pro rata in accordance with their respective ownership interests in the total number of Shares owned by such Stockholders (as of the day immediately preceding the receipt of the Stockholder Sale Notice) shall then have a purchase option (the "Purchase Option"), for a period of ten (10) calendar days thereafter, to elect to purchase all, or any part, of the Offered Shares at a purchase price that is equal to 120% of the purchase price and otherwise substantially upon the terms specified in the Stockholder Sale Notice. If all remaining Stockholders do not exercise their Purchase Option as to the entire part of the Offered Shares to which they are entitled, then the Stockholder electing to purchase shall have the right to elect to purchase the remaining part of the Offered Shares available for purchase. If the Stockholders so exercising their Purchase Option shall, within the ten (10) calendar day period, deliver to Ingram an exercise notice (the "Exercise Notice") so informing Ingram, then, at the time the Exercise Notice is received by Ingram a binding agreement shall arise between Ingram and the electing Stockholders concerning the sale of such Shares in accordance with this Article.

     Notwithstanding the foregoing, however, if the remaining Stockholders do not elect to purchase all of the Offered Shares subject to the right of first refusal pursuant to this Article III, Ingram may sell or dispose of all of the Offered Shares to the Person described in the Stockholder Sale Notice and upon the terms set forth in the Stockholder Sale Notice, which Shares shall be free from any claim or restriction under this Agreement. Any such sale of the Offered Shares must be effected within thirty (30) calendar days after the termination of the Stockholders' Purchase Option. If no such sale is effected within said thirty (30) calendar day period, or if the identity of the proposed purchaser or the terms of the Bona Fide Offer change materially from those specified in the Stockholder Sale Notice, or if a sale of the Offered Shares is effected upon terms materially different from those set forth in the Stockholder Sale Notice, the Offered Shares shall once again be subject to the provisions of this Article III.

     3.2  Closing of Purchase Option.  The closing of any purchase of the
          --------------------------
Offered Shares pursuant to the Purchase Option shall take place at the principal offices of the Company on the 10th calendar day following the delivery of the last Exercise Notice. At the closing, Ingram shall deliver to the Stockholders certificates representing the Offered Shares, duly endorsed for transfer or accompanied by duly executed stock powers, and the purchasing Stockholders shall deliver to Ingram the purchase price to be paid as herein provided.

                                  ARTICLE IV

                           Co-Sale Rights of Ingram
                           ------------------------

     4.1  Notice of Purchase Offers.  Should any Stockholder other than Ingram
          -------------------------
propose to accept a Bona Fide Offer from any Person to purchase Shares owned by such Stockholder (exclusive of any of the Old Collier Shares), then such Stockholder (the "Selling Stockholder"), shall promptly give written notice to Ingram of the terms and conditions of such Bona Fide Offer.

     4.2  Right to Participate.  Ingram shall have the right, exercisable upon
          --------------------
written notice to the Selling Stockholder within ten (10) calendar days after receipt of the notice of the Bona Fide Offer, to participate in the Selling Stockholder's sale of Shares on the same terms and conditions contained in the Bona Fide Offer. To the extent Ingram exercises such right of participation, the number of Shares which the Selling Stockholder may sell pursuant to this Article shall be correspondingly reduced. The right of participation of Ingram shall be subject to the following terms and conditions:

               (a) Ingram may sell all or any part of that number of Shares equal to (as of the day immediately preceding the receipt of the written notice described above) the aggregate number of Shares covered by the Bona Fide Offer multiplied by that fraction, the numerator of which is the total number of Shares owned by Ingram on a fully-diluted basis (including any Shares issuable in connection with the exercise of any option, warrant or similar right), and the denominator of which is all of such Ingram Shares plus the total number of Shares owned by the

Selling Stockholder on a fully-diluted basis (including any Shares issuable in connection with the exercise of any option, warrant or similar right).

               (b) Ingram may participate in the sale by delivering to the Selling Stockholder for transfer to the purchase offeror one or more certificates, properly endorsed for transfer, which represent the number of Shares which Ingram elects to sell pursuant to this Section 4.2.

     4.3  Consummation of Sale.  The stock certificate or certificates which
          --------------------
Ingram delivers to the Selling Stockholder pursuant to Section 4.2 shall be delivered by the Selling Stockholder to the purchase offeror in consummation of the sale of the Shares pursuant to the terms and conditions specified in the written notice to Ingram, and the Selling Stockholder shall cause the purchase offeror to pay to Ingram that portion of the sale proceeds to which Ingram is entitled by reason of its participation in such sale.

     4.4  Ongoing Rights.  The exercise or non-exercise of the rights of Ingram
          --------------
hereunder to participate in one or more sales of Shares made by a Selling Stockholder shall not adversely affect its right to participate in subsequent sales of Shares by a Selling Stockholder pursuant to Section 4.1 hereof.

                                   ARTICLE V

                          Preemptive Rights of Ingram
                          ---------------------------

     In the event of the issuance, sale or distribution for cash by the Company of any voting or other security of the Company or security convertible into or exercisable for such security commenced or declared subsequent to the date hereof, other than Shares or rights to Shares issued pursuant to an employee benefit plan or otherwise for property (other than cash equivalents or evidences of indebtedness) or services, Ingram shall be entitled to participate in such issuance, sale or distribution on a pro rata basis in respect of the Shares owned by Ingram so that following such issuance, sale or distribution Ingram will, if it has elected to purchase the new securities to be issued, sold or distributed, have the same percentage of the equity ownership of the Company as Ingram had by reason of its ownership of Shares prior to such issuance, sale or distribution.

                                  ARTICLE VI

                              Board of Directors
                              ------------------

     During the term of this Agreement, each Stockholder shall use its or his best efforts to cause the number of directors of the Company to be eight and shall vote, or cause to be voted, at each election of members of the Board of Directors of the Company, all of his or its Shares in favor of two designees of Ingram, four designees of Lee and two designees of Collier. Notwithstanding the foregoing, Ingram shall have no right to so designate a member of the Board of Directors upon and after Ingram's beneficial ownership interest (assuming, for purposes of this calculation, the exercise or conversion of all options, warrants, rights, or convertible securities held by Ingram) in the Company Common Stock (together with that of any Affiliate of Ingram) is 4% or less of the outstanding Common Stock. Additionally, subject to the exercise of their fiduciary duties, Lee and Collier shall use their best efforts to appoint a designee of Ingram to the Compensation Committee of the Company.

                                  ARTICLE VII

                      Amendment of Employment Agreements
                      ----------------------------------

     Except for that certain Amendment to Agreement and Plan of Reorganization and Merger, dated as of December 20, 1996, neither Collier nor Lee nor the Company shall enter into any amendment, modification or waiver of their Employment Agreements with the Company nor shall the Company extinguish, forgive or reduce (except for payment made) any debt owed to the Company from any employee without the prior written consent of Ingram.

                                 ARTICLE VIII

                           Termination of Agreement
                           ------------------------

     This Agreement shall terminate, and the certificates representing the Shares shall be released from the terms of this Agreement upon the first to occur of the following events:

          8.1  By Agreement.  The written agreement of the Company and all of
               ------------
the Stockholders bound by the terms of this Agreement;

          8.2  One Stockholder.  At such time as there is only one remaining
               ---------------
Stockholder of the Company;

          8.3  Liquidation.  The liquidation and dissolution of the Company; or
               -----------
                                       7

     8.4  Ingram's Ownership Interest in the Company.  Ingram's beneficial
          ------------------------------------------
ownership interest (assuming, for purposes of this calculation, the exercise of conversion of all options, rights, warrants or convertible securities held by Ingram or an Affiliate) in the Company's Common Stock is 4% or less.

     Upon the termination of this Agreement for any of the above reasons, the certificates of stock held by each Stockholder shall be surrendered to the Company, and the Company shall issue new certificates for the same number of Shares but without the legend required by this Agreement.

                                  ARTICLE IX

                         Legend On Share Certificates
                         ----------------------------

     Each of the certificates representing the Shares shall bear the following legend:

     "None of the Shares represented by this certificate may be sold, assigned, transferred, pledged, hypothecated or in any other way disposed of or encumbered, voluntarily or involuntarily, by gift, bankruptcy, operation of law, winding up of a corporation or otherwise, except in accordance with the provisions of a Stockholders Agreement, dated January 8, 1997, which is also a voting agreement, a copy of which may be inspected at the principal office of this Company. All of the provisions of such Stockholders' Agreement are incorporated herein by this reference."

A copy of this Agreement shall be delivered to the Secretary of the Company and shall be shown by him to any person making inquiry concerning it.

                                   ARTICLE X

                              General Provisions
                              ------------------

     10.1  Waiver.  No waiver of any provision of this Agreement in any instance
           ------
shall be or for any purpose be deemed to be a waiver of the right of any party hereto to enforce strict compliance with the provisions hereof in any subsequent instance.

     10.2  Agreement to Perform Necessary Acts.  Each party hereto and the
           -----------------------------------
heirs, executors or administrators of the Stockholders shall perform any further acts and execute and deliver any documents or procure any court orders which may reasonably be necessary to carry out the provisions of this Agreement.

     10.3  Litigation and Attorneys' Fees.  In the event of any litigation
           ------------------------------
between the parties hereto to enforce any provision or right hereunder, the unsuccessful party to such litigation shall pay to the prevailing party therein all costs and expenses actually incurred therein, including, but not limited to, reasonable attorneys' fees actually incurred and court costs.

     10.4  Modification.  This Agreement may not be modified or amended except
           ------------
by a writing signed by all of the Stockholders and by an officer duly authorized to act on behalf of the Company. In the event of the amendment or modification of this Agreement in accordance with its terms, the Stockholders shall cause the Board of Directors to meet within 30 days following such amendment or modification or as soon thereafter as is practicable for the purpose of adopting any amendment to the Certificate of Incorporation and By-Laws of the Company that may be required as a result of such amendment or modification to this Agreement, and, if required, proposing such amendments to the Stockholders entitled to vote thereon.

     10.5  Notices.  All notices, requests and other communications hereunder
           -------
shall be in writing and shall be deemed to have been given if delivered by courier or other means of personal service, or if sent by telex or telecopy or mailed first class, postage prepaid, by certified mail, return receipt requested, addressed to:

     The Company:

          Video City, Inc.
          6851 McDivitt Drive, Suite A
          Bakersfield, California  93313
          Attention:  Barry L. Collier
          Telecopy No.:  (805) 397-5982

     With a copy to:

          Loeb & Loeb LLP
          1000 Wilshire Boulevard
          Suite 1800
          Los Angeles, California  90017
          Attention:  David L. Ficksman, Esq.
          Telecopy No.:  (213) 688-3460

     Ingram:

          Ingram Entertainment Inc.
          Two Ingram Boulevard
          La Vergne, Tennessee  37089
          Attention:  John Fletcher, Esq., General Counsel
          Telecopy No.:  (615) 287-4465

     Lee:

          Robert Y. Lee
          Lee Video City, Inc.
          6851 McDivitt Drive, Suite A
          Bakersfield, California  93313
          Telecopy No.:  (805) 397-5982

     Collier:

          Barry Collier
          4033 Ocean Avenue
          Oxnard, California  93035
          Telecopy No.:  (805) 985-1855

All notices, requests and other communications shall be deemed received on the date of actual receipt as evidenced by written receipt, acknowledgement or other evidence of actual receipt. Any party may change its address for notices by notice to the other parties as provided in this Article.

     10.6  Counterparts.  This Agreement may be executed simultaneously in any
           ------------
number of counterparts, each of which shall be deemed an original of the party of parties who executed such counterpart but all of which together shall constitute one and the same instrument.

     10.7  Severability.  Each provision and part thereof of this Agreement is
           ------------
intended to be severable and if any term or all or part of any provision hereof is held by judicial decision to be invalid, such invalidity shall not affect the validity of the remainder of this Agreement.

     10.8  Entire Agreement.  This Agreement is intended by the parties hereto
           ----------------
as a final expression of their agreement and understanding with respect to the subject matter hereof and as a complete and exclusive statement of the terms thereof and supersedes any and all prior and contemporaneous agreements and understandings, written or oral, express or implied.

     10.9  Governing Law.  This Agreement shall be construed and interpreted in
           -------------
accordance with the laws of the State of California.

     10.10  Injunctive Relief.  The parties acknowledge and agree that a
            -----------------
violation of any of the terms of this Agreement will cause the parties irreparable injury for which adequate remedy at law is not available.
Therefore, the parties agree that each party shall be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any party from committing any violations of the provisions of this Agreement.

     10.11  Section Headings.  The headings of the several sections of this
            ----------------
Agreement are inserted solely for convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

     10.12  Construction.  When necessary, the masculine shall include the
            ------------
feminine or neuter and the singular shall include the plural and vice versa.

     10.13  Binding Effect.  Subject to the restrictions on Transfer contained
            --------------
herein, this Agreement shall be binding on and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first hereinabove written.

                                        THE COMPANY:

                                        Video City, Inc., a
                                        Delaware corporation


                                        By:  /s/ Robert Lee
                                           ------------------------------

                                        Name:  Robert Lee
                                             ----------------------------

                                        Its:  CEO
                                            -----------------------------

                                        STOCKHOLDERS:

                                        Ingram Entertainment Inc., a Tennessee
                                        corporation


                                        By:  /s/ Thomas H. Lunn
                                           ------------------------------

                                        Name:  Thomas H. Lunn
                                             ----------------------------

                                        Its:  Vice Chairman
                                            -----------------------------

                                        /s/ Robert Y. Lee
                                        ---------------------------------
                                        Robert Y. Lee

                                        /s/ Robert Y. Lee
                                        ---------------------------------
                                        Robert Y. Lee, Trustee of the Robert Y.
                                        Lee Revocable Living Trust UDT 1/9/91

                                        /s/ Barry Collier
                                        ---------------------------------
                                        Barry Collier